December 2020 NASDAQ: SIC Investor Presentation Exhibit 99.1

Forward-Looking Statements This presentation contains statements which are forward-looking. Our 10Ks, 10Qs and other SEC documents outline the risks associated with these statements and we encourage you to review them. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue,” and other forms of these words or similar words or expressions or the negatives thereof. Forward-looking statements are based on historical information available at the time the statements are made and are based on management’s reasonable belief or expectations with respect to future events. Forward-looking statements are subject to risks, uncertainties, and other factors, including, but not limited to, risks and uncertainties relating to the COVID 19 pandemic (including those contained in our 8-K filed on May 5, 2020) and those factors contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (our “Annual Report”) and the other reports we file with the SEC, that may cause the Company’s actual results, level of activity, performance or achievement to be materially different from the results or plans expressed or implied by such forward-looking statements. All forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained in the Company’s SEC reports. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Use of Non-GAAP Financial Measures This presentation and the schedules hereto include EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, and adjusted operating expense, which are financial measures that have not been calculated in accordance with accounting principles generally accepted in the United States, or GAAP, and are therefore referred to as non-GAAP financial measures. We have provided definitions for these non-GAAP financial measures and have provided tables in the schedules hereto to reconcile these non-GAAP financial measures to the comparable GAAP financial measures. We believe that these non-GAAP financial measures provide valuable information regarding our earnings and business trends by excluding specific items that we believe are not indicative of the ongoing operating results of our businesses, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. We have provided these non-GAAP financial measures as supplemental information to our GAAP financial measures and believe these non-GAAP measures provide investors with additional meaningful financial information regarding our operating performance and cash flows. Our management and board of directors also use these non-GAAP measures as supplemental measures to evaluate our businesses and the performance of management, including the determination of performance-based compensation, to make operating and strategic decisions, and to allocate financial resources. We believe that these non-GAAP measures also provide meaningful information for investors and securities analysts to evaluate our historical and prospective financial performance. These non-GAAP measures should not be considered a substitute for or superior to GAAP results. Furthermore, the non-GAAP measures presented by us may not be comparable to similarly titled measures of other companies. Disclosures

Company Overview Leading Installer and distributor of interior building products Diversified building products and services offerings High-value, high-margin home interior products Scalable platform to expand across geographies, product categories, and channels $ millions Q3 2020 YTD Sales Mix Key Financials (1) See “Adjusted EBITDA Reconciliation” at the end of this presentation

Leading provider of interior design installation services (flooring, countertops and cabinets) for residential and commercial Deep relationships with over 150 customers and 230 suppliers 31 locations, including 17 design centers , serving regions among the strongest residential housing markets in the U.S. Primarily serving new single-family home construction Leading importer and distributor of natural stone, engineered stone, tile and related products for residential new construction and remodeling Strong relationships with diverse channels 21 design showrooms and warehouses, serving broad domestic footprint with market-specific products Serving repair & remodel and new single-family home construction Geographic, Product and Channel Diversity Tile Flooring Carpeting Cabinetry Engineered Stone Quartz Granite Marble Tile Presence in 15 of Top 20 MSAs by Population ASG locations RDS locations Corporate HQ

RDS Provides Critical Value To Homebuilders

SELECT INTERIOR CONCEPTS

Cost Components as % of Total Home Construction Cost



Outdoor
Other
HVAC
Plumbing & Electrical
Drywall
Roofing
Insulation
Flooring, Cabinets & Countertops
Other Interior
Appliances
Windows, Doors & Trim
Excavation, Permitting, Upfront Design
Structural Products
6%
5%
4%
8%
4%
3%
2%
10%
6%
2%
8%
16%
24%
RDS Key Category
RDS Expansion Opportunity

Average Cost of Construction ~$270K

RDS Seamless Operation Model

1. Homebuilder + Buyer = Buyer selects home, places deposit, and builder starts construction process
2. Buyer + RDS Segment = Builder sends buyer to RDS design center or virtual portal to select all finishes
3. RDS Segment + Homebuilder = RDS installs buyer-selected floors, countertops & cabinets
4. Homebuilder + Buyer = Builder completes construction and delivers home to buyer with reduced cycle time
5. Homebuilder + RDS Segment = RDS and builder share revenue of installed upgraded interior products

RDS Segment | Buyer | Homebuilder

RDS provides strong value across the homebuying process

Source: National Association of Home Builders
Notes: Includes painting, lighting, plumbing fixtures, and fireplace.

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RDS Drives Value to Homebuilders

SELECT INTERIOR CONCEPTS

Builder Needs Highly Aligned with SIC Attributes

	RESIDENTIAL DESIGN SERVICES	Typical Industry Participant
Upsell Execution	✓	Limited
Geographic Footprint	✓	Limited
Customer Experience	✓	Varies
Product Breadth	✓	Varies
Supplier and Labor Relationships	✓	Varies
Installation Capabilities	✓	Varies
Technology Solutions / Cycle Time	✓	Limited

RDS' Exceptional Value Proposition to Builders

1. Significantly influences the upgrade process, improves homebuyer satisfaction
2. Increases revenue and margin per order
3. Operational excellence reduces cycle time for builders
4. Drives RDS profitability and increases builder profitability
5. Momentum Design enables tailored homebuying experience at a variety of home price points

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Brazil Spain Italy Vietnam Czech Republic Turkey Approach: Strategically located ports to facilitate sourcing from across the globe Quarry network selected based on hands-on inspection process to mitigate any risk of supply chain disruption Design and deploy best in class marketing & merchandising samples Global Factory and Quarry Sourcing Strategy Value Proposition: To fabricators: Increased material yield due to consistent and predictable product To designers: Reliable product quality and consistent aesthetics increase consumer satisfaction To customers: Right inventory on hand for immediate selection and sale Extensive Distribution Network Effective, technology-enabled inventory management Balanced end market exposure with historically 40% - 50% of sales to R&R Superior margin profile and product selection for regional taste Seattle Fife Portland Sun valley Denver Van Nuys Phoenix Anaheim Des Moines Kansas City Tulsa Oklahoma City St. Louis North Austin Nashville Austin Raleigh Baltimore New Brunswick Boston Primary Sourcing Locations Broad stone product offering across a wide range of price points National network of distribution and showroom centers to manage logistics, inventory and distribution for clients Hub-and-spoke distribution model to maximize freight efficiency ASG’s Sourcing & Distribution Model

New CEO: Tenets of Growth Strategy 1 2 3 Accelerate organic revenue and earnings growth Enhance capital structure to support long-term organic & inorganic growth Construct long-term buy-and-build growth strategy

Accelerate Organic Revenue and Earnings Growth Source: NAHB Economic and Housing Executive-Level Forecast, November 2020. ~75% sales tied to single-family residential construction RDS volumes lag single-family housing starts by 4 to 6 months In late 3Q, RDS began to benefit from increasing number of housing starts in May/June Single family housing starts expected to grow 2.4% between 2020 and 2022 according to NAHB Favorable single-family housing trends provide runway for growth in 2021 and beyond

1 Facilities Utilization and Rationalization Insurance and Benefit Programs Organizational Design and Productivity Enhancement Strategic Sourcing and Logistics Structural improvements underway to more fully capitalize on favorable industry trends Accelerate Organic Revenue and Earnings Growth Streamlining of labor, materials, and freight usage across business units Detailed reviews and improvements in business process flows Comprehensive evaluation of purchasing for materials and company-wide spend Selective updates to purchasing agreements and simplification of vendor panels Development of best-in-class centralized back office support for both business units Harmonization of insurance and benefits between RDS and ASG Evaluation of increased leverage of facilities in close geographic proximity Includes potential co-location opportunities for RDS and ASG Total targeted full-year annualize savings of $8M-$10M Goal to realize 50% of savings in 2021

RDS Additional Products Accelerate Organic Revenue and Earnings Growth Home Automation Incorporate consultation for full Smart Home suites into tailored home design experience Cabinets Geographic expansion of existing cabinet installation capabilities RDS New Channels and Markets Assisted Living Multi-Family Housing ASG Additional Products Tile & Backsplash Engineered stone slabs for backsplash and wall tile applications and ceramic and porcelain for flooring applications Introduce new colors in Metro Quartz line and Natural stone ASG New Channels and Markets Production Builders Increasing share of sales to higher volume homebuilders in the low- to mid-priced home space Multi-Family Housing Targeting multi-family segment for designing and delivering high end engineered and natural stone products Single Family Rental Properties Introduce high-value, high-margin products; broaden product offerings; enter adjacent channels

Inorganic Growth Opportunity 2017 ASG operates in fragmented market consisting of national building products distributors, regional slab distributors and home improvement retailers NSI $30+ billion2 fragmented market across RDS and ASG 9 Acquisitions Completed Since 2017 RDS operates in a highly fragmented industry, with ~80% of total market dominated by small regional and local players 2018 2019 1 Management estimate of industry landscapes 2 Source: National Association of Home Builders, U.S. Census Bureau

Building a Leading Installer and Distributor of High-end Interior Products Favorable industry growth trends Exposure to countercyclical repair and remodel market Geographic, product and channel diversity New CEO driving ROIC improvements Stable core business with strong EBITDA- to-cash flow conversion Solid capital position to support growth

Appendix

Segment Information

Adjusted EBITDA Reconciliation EBITDA is defined as consolidated net income before interest, taxes and depreciation and amortization. Adjusted EBITDA is defined as consolidated net income before (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization expense, (iv) stock compensation expense, and (v) adjustments for costs that are deemed to be transitional in nature or not related to our core operations, such as severance and employee related reorganization costs, purchase accounting fair value adjustments, strategic alternatives costs, facility closure costs, and professional, financing and legal fees related to business acquisitions, or similar transitional costs and expenses related to business investments, greenfield investments, and integrating acquired businesses into our Company. Adjusted EBITDA margin is Adjusted EBITDA as a percentage of net sales.

Variable Cost Structure and Pass-through Pricing Model Low Fixed Cost Structure Breakdown1 Variable Fixed Low Fixed Cost Structure Ability to pass through pricing Can pass through cost increases immediately on studio projects Substantial portion of backlog derived from repeat builder customers who share in RDS pricing success Predictable revenue streams through contracted backlog with homebuilders in early housing development phase Able to fully incorporate pricing increases through its showrooms on a 60–120 day timeline Does not rely on fixed contracts with suppliers; can shift suppliers according to price dynamics in current market Outsourced fabrication model creates warehouse and personnel cost flexibility 1 2 All components of direct cash costs are highly variable Subcontractor installation base is a cost-effective, highly variable expense Design center commissions and rebates vary in conjunction with revenue and purchase volume Leased facilities allow for flexible scaling-up or down field management workforce and facilities costs Modest fixed cost infrastructure requirements to support operations Notes: 1. Calculated as a percentage of 2019 Cost of Goods Sold. Variable category includes semi-variable costs .

Q3 2020 Year-Over-Year Net Sales Bridge $ in millions Year-over-year net sales decreased by 6% RDS 6% lower due to unfavorable price/mix, partially offset by favorable volume ASG down 5%, by unfavorable volume partially offset by improvements in price/mix

Q3 2020 Year-Over-Year Adjusted EBITDA Bridge(1) $ in millions RDS margins negatively impacted by price/mix headwinds from shift to low- to mid-priced homebuying, partially offset by impact of higher volume ASG realized benefits of positive price/mix shift, partially offset by negative volume Continued realization of COVID-related cost saving initiatives drove SG&A & COGS reductions (1) See “Reconciliation of Net Income to Adj. EBITDA” at the end of this presentation

Cash Flow and Balance Sheet Leverage 0 $ in millions Solid Capital Position to Execute Growth Initiatives Generated $2.4 million in Q3 2020 and $19.9 million in operating cash flow through Q3 YTD Q3 cash of $4.1 million and liquidity of $67.8 million(1) 3.7x net debt-to-LTM Pro-Forma Adjusted EBITDA(2) Continued emphasis on judicious management of working capital and capital expenditures Cash benefits expected to exceed enacted cost savings of $14 - $16 million for Q2 - Q4 2020 (1) Liquidity defined as cash plus available and undrawn balance on the ABL (2) See “Adjusted EBITDA Reconciliation” (3) Note: Condensed Consolidated Balance Sheet totals do not include letters of credit, and are reduced by unamortized debt issuance costs (4) Does not include capital leases